Exhibit 99.2

Second Quarter 2016 Earnings Results July 20, 2016 POLARIS INDUSTRIES INC.

Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2016 sales, shipments, margins, currencies, net income and cash flow, the opportunities for expansion and diversification of the Company’s business and the Company’s guidance on earnings per share are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing operation expansion initiatives; acquisition integration costs; warranty expenses; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; performance of affiliate partners; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2015 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements.The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates. The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.Non-GAAP Measure - Constant Currency Reporting. This presentation includes information regarding the Company’s 2016 expectations on a constant currency basis, which is a non-GAAP measure, as well as on a GAAP basis. For purpose of comparison, the results on a constant currency basis uses the respective prior year exchange rates for the comparative period to enhance the visibility of the underlying business trends, excluding the impact of translation arising from foreign currency exchange rate fluctuations. 2 Q2'16 Earnings SAFE HARBOR

Scott W. WineChairman & CEO Second Quarter 2016 Earnings Results July 20, 2016 POLARIS INDUSTRIES INC. Q2'16 Earnings 3

Q2 2016 Sales and Income

Q2 2016 Sales

($ millions)


+1%
$1,124.3
$1,130.8
Q2 2015
Q2 2016

Q2 2016 Net Income

($ millions)


-29%
$100.9
$71.2
Q2 2015
Q2 2016

Q2 sales and net income slightly better than revised expectations

- ORV/Snowmobile sales down 6%; Motorcycles up 23%; Global Adjacent Markets up 14%
- Results include ~$25 million of additional costs: warranty, legal and other recall related costs

Earnings per share decreased 27% to $1.09

- Gross profit margin down 325 bps from negative currency, mix and higher warranty, as expected

Cash flow up +287% to $348 million year-to-date

N.A. dealer inventory in line with company expectations

- ORV down 8 percent; motorcycles up as shipments normalize

Q2 Sales & Earnings Disappointing, but Cash Flow Up Significantly

Q2'16 Earnings
4

POLARIS

1H 2016 Product Recalls

Announced ORV and Motorcycle product recalls

RZR 900, RZR 1000, RANGER 570, heavyweight Indian Motorcycles

Reason: gaps in design and development / manufacturing processes

Identified and urgently addressing gaps

Improving post sales surveillance process

Recorded charges of ~$35 million to cover warranty repairs and legal costs

~170 bps reduction in operating income in 1st Half

***RZR 900/1000* recall update**

Replacement parts availability and shipments on track

~30% of vehicle repairs completed to-date

Product Safety & Consumer Satisfaction #1 Priority

Q2'16 Earnings 5

POLARIS

Organizational Changes

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

- Growth
- Margin Expansion
- Product & Quality Leadership
- LEAN Enterprise

Chief Marketing Officer



CRAIG SCANLON

VP – Chief Marketing Officer and Chief Retail Officer for ORV

- Create and implement global brand strategies
- Optimize marketing processes and capture best practices
- Utilize consumer behavior analytics

Integrating Slingshot into Motorcycle Organization

- Fully leverage existing motorcycles sales infrastructure
- Combine Lean / cost down efforts
- Consolidate engineering and product management knowledge

Indian MOTORCYCLE | VICTORY | SLINGSHOT

Refining Our Organization to Accelerate Growth

Q2'16 Earnings 6

POLARIS

Q2 2016 N.A. Powersports Retail Sales

Polaris Retail Sales vs. Prior Year

(# vehicle units)


+11%
+7%
-6%
+6%
-7%
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

Retail Sales by Business vs. Q2 2015

(# vehicle units)	POLARIS	INDUSTRY
Off-Road Vehicles	⬇ low double digits %	⬇ mid-single digits %*
Side-by-Sides ATVs	⬇ high-single digits % ⬇ mid-teens %	
Motorcycles (900cc & above)	⬆ mid-teens %	⬇ mid-single digits %
Snowmobiles	(off-season)	(off-season)

(*estimated)

Polaris N.A. retail down 7% for Q2 2016 vs. Q2 2015

- Motorcycle retail sales remain strong
- ORV down; tough comparables; RZR recall disruptive

North American Industry retail trends weaker; Q2 down

- Oil/Gas, Ag slowed sequentially from Q1

Polaris & Industry Retail Weak, but PII Remains Clear #1 Share Leader in ORV

Q2'16 Earnings 7

N.A. Dealer Inventory

Polaris N.A. Dealer Inventory



2016
2015
2014
2013
+1%
Q1
Q2
Q3
Q4

N.A. Dealer Inventory



-9%
+2%
+2%
+6%
+1%
Q2 2015
Existing ORV Models
New ORV Models
Snowmobiles
Slingshot/ Indian
Q2 2016

Polaris Q2 2016 N.A. dealer inventory +1% vs. Q2 2015

- ORV down 8% year-over-year; *RZR* and ATVs down double-digits %
- Motorcycles up significantly as expected, shipments normalized
- Snowmobiles remain high – no change, off-season

Dealer inventory in-line with Company expectations, but monitoring aggressively

Dealer Inventory Management Remains a Top Priority

Q2'16 Earnings 8

Mike SpeetzenEVP Finance & CFO Second Quarter 2016 Earnings Results July 20, 2016 POLARIS INDUSTRIES INC. Q2'16 Earnings 9

POLARIS

2016 Full Year Guidance

($ millions)

Total Company Sales & EPS


Sales
$4,719
↓2% to ~Flat
(narrowed)
Constant Currency
↓1% to ↑1%
2015
Actual
FY 2016
Guidance


EPS (diluted)
$6.75
↓11% to ↓7%
$6.00 to $6.30
(lowered/narrowed)
Constant Currency
↓7% to ↓2%
$6.30 to $6.60
2015
Actual
FY 2016
Guidance

Assumptions

Protect market share

Dealer inventory about flat

F/X = minus ~30¢ per share

Share count down ~3%

Net income $ down 9% to 14%

Gross margin down 70 to 120 bps

Segments


Off-Road Vehicles /Snowmobiles
$3,708.9
Down mid-single digits %
(decreased)
PG&A
Snow
ORV
PG&A
Snow
ORV
2015
Actual
2016
Guidance
Motorcycles
$698.3
Up double digits %
(decreased)
PG&A
Victory
Indian
Slingshot
PG&A
Victory
Indian
Slingshot
2015
Actual
2016
Guidance
Global Adjacent Markets
$312.1
Up mid-teens %
(increased)
PG&A
W&T
Defense
PG&A
W&T
Defense
2015
Actual
2016
Guidance

2016 Sales & Earnings Guidance Revised to Reflect Market Conditions & Increased Warranty

Q2'16 Earnings 10

POLARIS

Off-Road Vehicles (ORV) / Snowmobiles

Q2 2016 ORV/Snowmobile Segment Sales


($ millions)
$857.1
PG&A
Snow
ORV
Q2 2015
6%
$808.5
PG&A
Snow
ORV
Q2 2016
Δ from Q2'15
3%
55%
6%


GENERAL

ORV down 6% due to weak industry / recall impact

- *RANGER* Shipments flat
- RZR/ATV shipments down

Promotional environment remained aggressive

PG&A up due to increased parts sales

ORV average selling price flat in Q2

Results Expected to Improve in 2H 2016

Q2'16 Earnings 11

Motorcycles

Q2 2016 Motorcycle Segment Sales

($ millions)


$187.5
PG&A
Victory
Indian
Slingshot
Q2 2015
23%
$231.3
PG&A
Victory
Indian
Slingshot
Q2 2016
Δ from
Q2'15
6%
26%


Indian
MOTORCYCLE
INDIAN SPRINGFIELD™


SLINGSHOT

- Motorcycles up 23% due to market share gains, improved product availability
- All brands increased sales
- PG&A up driven by increased accessory offerings
- Full-year guidance revised down due to weaker industry trends
- Average selling price was down 1% in Q2

Share Gains Continue

Q2'16 Earnings 12

POLARIS

Global Adjacent Markets (GAM)

Q2 2016 GAM Segment Sales

($ millions)


14%
$91.0
Δ from Q2'15
$79.6
PG&A
Work & Transportation/ Defense
PG&A
Work & Transportation/ Defense
21%
13%
Q2 2015
Q2 2016

- GAM ⬆ 14% due to continued strong Aixam business and Taylor-Dunn acquisition
- Full-year guidance revised up
- PG&A up due to increased W&T sales
- Average selling price for GAM was up 1% in Q2


AIXAM
AIXAM

Building Capabilities

Q2'16 Earnings 13

International Parts, Garments & Accessories (PG&A) 14 Q2'16 Earnings Q2 2016 Supplemental Sales Performance Motorcycles Global Adjacent Markets (GAM) Snowmobiles Motorcycles Global Adjacent Markets (GAM) Apparel 38% 21% LatinAmerica 6% 18% 7% 17% 41% 14% 1% 6% 7% 23% 6% Q2 Sales 5% to $197.0 Million ∆ from Q2’15 ∆ from Q2’15 Q2 Sales 5% to $170.5 Million ∆ from Q2’15 ∆ from Q2’15

2016 Gross Profit Margin Guidance

Gross Profit Margin Full-Year Guidance


28.4%
↓70 to ↓120 bps
(unchanged)
Constant Currency
↓40 bps to ↑10 bps
2015 Actual
FY 2016 Guidance

Assumptions

F/X = minus ~80 bps

Warranty higher

Value Improvement Process (VIP) & commodities positive

Gross Profit Margin Guidance by Component

	Q2 2016 Actual	FY 2016 Guidance
Prior period	28.4%	28.4%
Production volume/capacity	↓	↓
Product cost reduction efforts	↑	↑
Commodity costs	↑	↑
Currency rates	↓	↓
Higher selling prices	↑	↑
Product mix	↓	↔
Motorcycle Production Constraints	↑	↑
New plant start-up costs	↓	↓
Warranty costs	↓	↓
Depreciation/Tooling amortization	↓	↓
Sales promotional costs	↓	↓
Current period	25.2%	27.2% to 27.7%
Change	*-325 bps*	*-70 to -120 bps*

KEY: ↑ Improvement ↓ Headwind ↔ Neutral

VIP Initiatives Helping to Offset Much of the Increased Warranty

Q2'16 Earnings
15

16 Q2'16 Earnings FY 2016Operating expenses: Increase up to 100 bps, as a % of sales (legal & other recall related costs / acquisitions)Income from financial services: grow faster than total company sales (unchanged)Income taxes: Approx. 35% of pre-tax income (unchanged)International sales: low to mid-single digits % (unchanged)PG&A sales: Grow faster than overall company (unchanged)Q3 2016Sales expected to be down mid to high-single digits % due to weak industry trendsGross margins about flat with Q3 2015 Operating expenses about flat with Q3 2015 in dollars Other 2016 Expectations

Scott W. WineChairman & CEO Second Quarter 2016 Earnings Results July 20, 2016 POLARIS INDUSTRIES INC. Q2'16 Earnings 17

POLARIS

Closing Thoughts

Global unrest / uncertainty heightens economic risks

Powersports market highly competitive / slow growth

Motorcycles market share gains continue; ORV stabilizes

Huntsville production ramps; accelerates SxS RFM

Lean & VIP driving savings, improved quality

Strong cash conversion to continue; funding more growth projects

Dealer show will kickoff 2nd half: innovation, technology & leadership

2nd Half Performance / Results Improving

Q2'16 Earnings 18

Thank YouQuestions?

20 Q2'16 Earnings Vision and StrategyForeign Currency Exposure Q2 Financial PositionIncome from Financial Services SUPPLEMENTAL DATA

Vision & Strategy

VISION

Fuel the passion of riders, workers and outdoor enthusiasts around the world by delivering innovative, high quality vehicles, products, services and experiences that enrich their lives.

STRATEGY

Polaris will be a highly profitable, customer centric, $8B global enterprise by 2020. We will make the best off-road and on-road vehicles and products for recreation, transportation and work supporting consumer, commercial and military applications. Our winning advantage is our innovative culture, operational speed and flexibility, and passion to make quality products that deliver value to our customers.

Guiding Principles

- Best People, Best Team
- Safety & Ethics Always
- Customer Loyalty

Strategic Objectives

Best in Powersports PLUS
5-8% annual organic growth

Growth through Adjacencies
>$2B from acquisitions & new markets

Global Market Leadership
>33% of Polaris revenue

LEAN Enterprise is Competitive Advantage
Significant Quality, Delivery & Cost Improvement

Strong Financial Performance
Sustainable, profitable growth
Net Income Margin >10%

Performance Priorities

- Growth
- Margin Expansion
- Product & Quality Leadership
- LEAN Enterprise

GROW SALES >$8 Billion by 2020 | 12% CAGR

INCREASE NET INCOME >10% of Sales by 2020 | 13% CAGR

Strategy and Objectives Remain Valid & Achievable

Q2'16 Earnings
21

Currency Improved in Q2 22 Q2'16 Earnings Foreign Currency Exposure for Polaris Foreign Currency Hedging Contracts Outstanding Currency Impact on Net IncomeCompared to Prior Year Period Notional Avg. Exchange Foreign Currency CurrencyPosition 2H ’16 Cash FlowExposure Hedged Amounts(US $ in Millions) Rate of OpenContracts FY 2016(Expectation) Canadian Dollar (CAD) Long 85% $160 $0.72 to 1 CAD Negative Australian Dollar (AUD) Long 70% $26 $0.71 to 1 AUD Negative Euro (EUR) Long 0% - - Slightly Negative Japanese Yen (JPY) Short 10% $1 118 Yen to $1 Negative Mexican Peso (MXN) Short 100% $29 18 Peso to $1 Positive F/X Impacts vs. Prior Year($ in millions) ActualQ2 2016 FY 2016 Expectations Sales ($7) ($35) Gross Profit ($16) ($40) Pretax Income ($15) ($30) Open F/X Hedging Contracts as of June 30, 2016

Q2 2016 Polaris Financial Position

Cash Drivers

($ millions)


$155
$348
$71
$118
$4
$144
$55
$28
$147
Cash YE 2015
Operating Activities
Dividends
Capex
Net Borrow-ings
Share Repur-chase
Acquisition
Other
Cash Q2 2016

Capital Summary June 2016

($ millions)

		Fav/(Unfav) June 2015
Cash	$ 146.6	+23%
Debt /Capital Lease Obligations	$ 468.1	+17%
Shareholders' Equity	$ 924.2	+4%
Total Capital	$1,392.3	+8%
Debt to Total Capital	*34%*	*(3%)*

Operating Cash Flow

($ millions)


$90
$348
Up Significantly
YTD Q2 2015
YTD Q2 2016
2016 Expectations

Q2 2016 Summary

Operating cash flow up significantly

Factory inventory down year-over-year

Share repurchases continue at accelerated rate

2016 Expectations

Cap Ex expected to be slightly higher than 2015 (unchanged)

Strong Balance Sheet and Cash Flow Generation Continues

Q2'16 Earnings
23

POLARIS

INCOME FROM FINANCIAL SERVICES

Income from Financial Services

($ millions)


16%
$17.6
$20.5
Retail Financing
Wholesale Credit
Other
Q2 2015
Q2 2016

Wholesale Credit PA Receivables

($ millions)


7%
$1,100.4
$1,180.4
Q2 2015
Q2 2016

Retail Credit


Approval Rate
Penetration Rate
57%
59%
31%
34%
YTD Q2 2015
YTD Q2 2016
YTD Q2 2015
YTD Q2 2016

2016 expectations: grow faster than total Company sales

Q2 income from financial services increased 16%

- Higher retail credit income

New Wells Fargo P.A. partner working well

Capital One exit complete – majority of business absorbed by Sheffield

Ample Financing Available at Favorable Rates

Q2'16 Earnings
24